AMENDMENT NO. 2 TO CONSULTING AGREEMENT

This Amendment No. 2 dated as of April 14, 2005 to that certain Consulting Agreement (this "Amendment"), by and between STEVEN MADDEN, LTD., a Delaware corporation with offices at 52-16 Barnett Avenue, Long Island City, N.Y. 11104 (the "Corporation"), JOHN MADDEN an individual residing at 6305 N.W. 65th Terrace, Parkland, FL 33607 ("Consultant") and J.L.M. CONSULTANTS INC., a corporation with offices at 6305 N.W. 65th Terrace, Parkland, FL 33607 ("JLMC").

WITNESSETH

WHEREAS, the Corporation and Consultant are parties to that certain Consulting Agreement effective as of August 1, 2004, a copy of which is attached hereto as Exhibit A (the "Original Agreement");

WHEREAS, the Corporation and Consultant subsequently entered into Amendment No. 1 to the Original Agreement, dated as of March 10, 2005, a copy of which is attached hereto as Exhibit B (the Original Agreement as amended by Amendment No. 1, the "Agreement");

WHEREAS, the Executive and the Corporation desire to further amend the Agreement to reflect the following.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Effective as of April 1, 2005, the Agreement is hereby further amended as follows:

   A. Section 5.1(a) shall be deleted in its entirety and in lieu thereof the following paragraph shall be inserted:

      "During the Term, the Corporation shall pay to JLMC a monthly fee (the "Monthly Fee") equal to Twenty Thousand Dollars ($20,000)."

2. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

3. Except as otherwise specifically set forth herein, all of the terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day first above written.

STEVEN MADDEN, LTD.

By: ______________________
Name: Jamieson Karson
Title: Chairman and Chief Executive Officer

____
John Madden

J.L.M. CONSULTANTS INC.

By: ______________________
Name: JOHN MADDEN
Title: